Exhibit 10.34

AMENDMENT NUMBER TWENTY

to the

MASTER REPURCHASE AGREEMENT

Dated as of May 17, 2013,

between

VELOCITY COMMERCIAL CAPITAL, LLC

and

CITIBANK, N.A.

This AMENDMENT NUMBER TWENTY (this “Amendment Number Twenty”) is made this 4th day of October, 2019, between VELOCITY COMMERCIAL CAPITAL, LLC (“Seller”) and CITIBANK, N.A. (“Buyer”), to the Master Repurchase Agreement, dated as of May 17, 2013, between Seller and Buyer, as such agreement may be amended from time to time (as amended, the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller has requested that Buyer agree to amend the Agreement, and the Buyer has agreed, subject to the terms and conditions set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Buyer that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.    Amendment.    Effective as of October 4, 2019 (the “Amendment Effective Date”), Section 42 of the Agreement is hereby amended by deleting the second proviso contained therein in its entirety and replacing it with the following:

provided further that in the case of (iv), Seller shall not file any of the Program Documents other than the Agreement with the SEC or state securities office unless Seller shall have provided at least ten (10) days (or such lesser time as may be demanded by the SEC or state securities office or as otherwise agreed to by Buyer) prior written notice of such filing to Buyer.

SECTION 2.    Acknowledgment. Buyer acknowledges that the Agreement and Buyer’s name may be described and referred to in connection with filings and other communications Parent and its Subsidiaries may make to the Securities and Exchange Commission, any securities exchange and others in connection with Parent registering as or being a “public company” and that this Amendment Number Twenty shall serve as the prior written notice to Buyer referred to in the first proviso contained in Section 42 of the Agreement.

SECTION 3.    Fees and Expenses. Seller agrees to pay to Buyer all reasonable out of pocket costs and expenses incurred by Buyer in connection with this Amendment Number Twenty (including all reasonable fees and out of pocket costs and expenses of the Buyer’s legal counsel) in accordance with Sections 23 and 25 of the Agreement.

SECTION 4.    Representations. Seller hereby represents to Buyer that as of the Amendment Effective Date, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 5.    Binding Effect; Governing Law. This Amendment Number Twenty shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER TWENTY SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 6.    Counterparts. This Amendment Number Twenty may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7.    Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Twenty need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

IN WITNESS WHEREOF, Seller and Buyer have caused this Amendment Number Twenty to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

VELOCITY COMMERCIAL CAPITAL, LLC (Seller)

By:	/s/ Jeff Taylor

Name:	Jeff Taylor
Title:	Executive Vice President

CITIBANK, N.A. (Buyer)

By:	/s/ Susan Mills

Name:	Susan Mills
Title:	Vice President Citibank, NA

Amendment Twenty to MRA